Exhibit 10(b)

                                 LEASE AGREEMENT

          THIS LEASE is made as of the 16th day of October, 1996, by and between VIRGINIA CARY L. McDONALD, a widow (hereinafter called "Landlord"), and STAR INDUSTRIES, INC., a Delaware corporation, with its principal offices in Wichita Falls, Wichita County, Texas (hereinafter called "Tenant"). W I T N E S S E T
 H:
          1. PREMISES. The Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described real property located in Ritters Township, Moore County, North Carolina, hereinafter called "Premises," together with all personal property described in Exhibit A, attached hereto and by reference made a part hereof, to wit:
             A certain tract or parcel of land in Ritters Township, Moore County, North Carolina, located about 1 mile southeast from the Town of Robbins fronting on the southwest side of Plant Road (State Road No. 1477) and the southeast side of Aberdeen, Carolina, and Western Railroad, adjoining the lands of Morphis, Hamilton, and the grantor, being described as follows:

          Beginning at a pk nail in the center of the intersection of Plant Road (S.R. No. 1477) with the center of the Aberdeen, Carolina, and Western Railroad; thence with the center of the railroad N 66 degrees 48' E
          38.08 feet to an iron rod, thence leaving said railroad with the northern line of the grantor common with Morphis S 49 degrees 17' E
          84.82 feet to a pk nail in the center of Plank Road (S.R. No. 1477), the true point of beginning. thence thence thence Thence from said true point of beginning leaving the road and continuing with the northern line of the grantor common with Morphis S 49 degrees 17' E
          319.17 feet to a concrete monument; thence continuing with the northern line of the grantor common with Hamilton S 51 degrees 14' E
          150.15 feet to a set iron stake; thence with new lines of the grantor S 33 degrees 51' W 226.94 feet to a fence corner; thence with said fence S 33 degrees 51' W 439.32 feet to a fence corner; thence N 49 degrees 14' W 613.73 feet to the corner of the fence at a building; thence with said building S 66 degrees 43' W 25.48 feet to the corner of said building; thence with said building N 23 degrees 59' W 120.08 feet to the corner of the fence at said building; thence leaving said building with the fence S 73 degrees 02~ W 25.66 feet to a fence corner; thence N 46 degrees 39' W 162.69 feet to a fence corner; thence N 82 degrees 51' W 12.14 feet to a fence corner near the southeastern right of way of the railroad; thence N 67 degrees 42~ E
          227.43 feet to a fence corner; N 82 degrees 52' E 50.40 feet to a fence corner; N 65 degrees 24' E 66.43 feet to a fence corner; N 17 degrees 32~ W 18.66 feet to a fence corner; thence N 66 degrees 35' E
          354.29 feet to a fence corner; thence leaving said fence N 66 degrees 35' E 64.01 feet to a pk nail in the center of the paving of Plank road (S.R. No. 1477); thence with said road S 67 degrees 54' E 35.36 feet to the true point of beginning, containing 11.42 acresr more or less, and being a portion of the tract of the A. Allan McDonald Heirs recorded in Deed Book 435 at Page 854 in the Moore County Registry. Said
 2


 McDonald heirs tract ls further described by said deed as

  being Lot No. 4 or the C.F. Garner Division as shown on a plat recorded _n Map Book 5 at Page 59 in the Moore
  County Registry.
     2. TERM. To have and to hold the same for a term beginning on the 1st day of November, 1996, and ending on the 31st day of October, 2006, at midnight, unless the term is sooner terminated as provided in this and subsequent numbered paragraphs herein.
                    Tenant shall have the right to terminate this Lease at any time, after October 31, 2001, without cause, by giving Landlord written notice at least 365 days in advance of Tenant's selected termination date.
           3. RENTAL. Tenant agrees to pay Landlord, by payments to the Landlord at P.O. Box 378, West End North Carolina 27376, or such other place as the Landlord may designate in writing from time to time, a yearly rental of Eighty-Four Thousand and No/100 ($84,000.00) Dollars for the period beginning November 1, 1996 through October 31, 2006), payable monthly in advance, in consecutive installments of Seven Thousand and No/100 ($7,000.00) Dollars each beginning on the 1st day of November, 1996.

     4. USE OF LEASED PREMISES. Premises shall be used for manufacturing, warehousing and other purposes incidental thereto,


 but shall not be used for any illegal purposes, nor in any manner so as to create any nuisance or trespass, nor in any manner to vitiate insurance.

 5. UTILITIES. REPAIRS AND MAINTENANCE. The Tenant is to pay all utilities, including water, sewerage, gas, electricity, fuel, light, heat and power bills for the leased Premises, or used by Tenant in connection therewith. Tenant shall keep and maintain the Premises and make all reasonable and necessary repairs thereto, including, but not limited to, the plumbing, heating, air conditioning, sewerage and electrical systems, equipment and fixtures. Provided, Landlord shall be responsible for repair and replacement of the roofs and outer walls and for replacement, but not repair, of the heating, air conditioning, plumbing, sewerage, and electrical systems. 6. INSURANCE. The Tenant agrees to pay and carry the premiums for fire and extended insurance coverage in the amount of the replacement cost on all of the buildings and improvements now existing and to be constructed in the future on the Premises and also on the equipment described in Exhibit "A" hereto. Such insurance shall name the Landlord and the Tenant as insureds, and any mortgagee as loss payee, as their respective interest may appear.
 Landlord and Tenant acknowledge that upon the execution of


 this Lease, Tenant will construct substantial additions and improvements to the buildings on the Premises and it is agreed that during the term of this Lease, any insurance proceeds not used for the reconstruction of fixed improvements shall be divided between Landlord and Tenant as they may mutually agree at that time, it being understood and agreed herein that Tenant has a right and interest in a substantial portion of said proceeds.

                   The Tenant shall carry and pay premiums for public liability insurance with limits of $300,000.00 for the death or injury of any one person; $1,000,000.00 for the death or injury to more than one person resulting from any one occurrence; and $50,000.00 for damage to property. Landlord shall be named as an additional insured on the liability policy, as her interest may appear.
                   All insurance shall be carried in companies authorized to write such insurance in the state of North Carolina.
 Landlord shall be furnished with copies of all policies.

     6.1 IMPROVEMENTS TO PREMISES. The parties hereto acknowledge that Tenant intends to make substantial fixed improvements to the Premises. A11 such improvements shall be at the sole expense of the Tenant. Upon termination of the Lease, in the event the Tenant does not exercise its option to purchase as set out in paragraph 16 hereof, all such fixed improvements shall become the sole property of Landlord.

          7. TAXES. All real estate taxes, paving, water and sewer line assessments on the Premises, and any and all property taxes charged or assessed against the equipment set forth on Exhibit A, shall be paid by the Tenant. Tenant shall also pay all property taxes on the personal property located in the Premises, including, without limitation, inventories, machinery and equipment owned or leased by Tenant.

         8. DAMAGE TO THE PREMISES BY FIRE OR OTHER CASUALTY.
 CASUALTY. If all or substantially all of the buildings and improvements on the leased Premises, or of the leased equipment, should be destroyed or damaged by storm, fire, lightning, earthquake or other casualty, without the criminal fault of Tenant, to such an extent as to tender the same untenantable, this Lease shall terminate.

                   If less than all, or less than substantially all, of the buildings and improvements on the leased Premises, or the leased equipment, are damaged or destroyed as aforesaid and the insurance proceeds are sufficient to pay in full the costs of repair and/or restoration thereof to as good condition as they were immediately preceding said damage then, in that event, Landlord will be obligated to make such repairs and/or restoration with all due diligence. Begining with the date of loss and continuing during the period required to repair or restore same, this Lease shall not terminate, but the rent payable hereunder shall be reduced in such proportion as the parties agree. Provided, in the event the loss renders the plan inoperable, the rent shall abate until the Premises are restored to an operable condition.

    - If less than all, or less than substantially all, of the buildings and improvements on the leased Premises, or the leased equipment, are damaged or destroyed as aforesaid and the insurance proceeds are not sufficient to pay in full the costs of repair and/or restoration to as good condition as they were immediately preceding said damage, then, in that event, Landlord shall be obligated to repair and/or restore same with all due diligence and Landlord shall apply all insurance proceeds payable to Landlord by reason of said loss as expenditures for repair and/or restoration as they are incurred by Landlord. In the event Landlord refuses to begin said repair and/or restoration with all due diligence, said refusal shall be deemed a breach of this Lease Agreement, but as to this breach only, the Tenant's sole remedies are (a) to agree to bear one-half of said repair costs in excess of the aforementioned insurance proceeds payable to Landlord, or (b) to terminate this


 Lease. Provided, in the event Tenant agrees to bear one-half of said repair costs as provided in (a), and Landlord continues to refuse to make said repairs with all due diligence, then Tenant shall be entitled to all remedies at law and as provided in this Lease Agreement for a breach. Beginning with the date of loss and continuing during the period required to repair or restore same, this Lease shall not terminate, except as provided herein, but the rent payable hereunder shall be reduced in such proportion as the parties agree, except as otherwise provided herein. In the event loss renders the plant inoperable, however, the rent shall abate until the Premises are restored to an operable condition or until there is a breach of this Lease Agreement as herein provided.

          9. ASSIGNABILITY. This Lease may be assigned or subleased to Mansion Homes, Inc. by the Tenant or to any other subsidiary of Tenant, by merger or otherwise without approval of Landlord. Further, Tenant shall have the right to sublease all or part of the Premises and/or equipment described in Exhibit A hereto to any other entity only upon the written approval of the Landlord, which approval the Landlord shall not unreasonably withhold. Provided, that the business or occupation of the assignee or subtenant, including Mansion Homes, Inc., or any other subsidiary of Tenant, is not extra-hazardous, disreputable, or illegal. Further, 8 provided, that the Tenant shall in all such instances remain primarily liable for the payment of the rent herein reserved and for the performance of all the other terms of this Lease required to be performed by the Tenant.

 10. INDEMNITY. Tenant agrees to indemnify and save harmless -he Landlord against all claims for damages to persons or property by reason of the use or occupancy of the leased Premises and equipment, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs.

11. CONDEMNATION. In the event that title to the Premises, or any part thereof, is taken under the exercise of the power of eminent domain by any governmental authority, person, firm or corporation acting under any governmental authority, Landlord and Tenant shall each be entitled to their separate condemnation award, provided, Tenant agrees to make no claim relating to the real estate, personal property and fixtures described in this Lease, except, the new buildings constructed by Tenant at Tenant's expense. (a) Taking of All or Substantially All the Premises. If all, or substantially all, of the Premises are taken by such eminent domain proceeding, this Lease Agreement shall terminate.


                    (b) Taking of Less Than All or Less Than Substantially All the Premises.

 If less than all or less than substantially all the Premises are taken by such eminent domain proceeding, this Lease Agreement shall continue in full force and effect, but with the following consequences:

                            (1) If no part of the  buildings  and  parking
 located on Premises  are taken,  and if the   efficient utilization of the
 buildings and parking area is not impaired by such taking, this Lease Agreement shall remain in full force and effect, and the rent payable hereunder  shall be reduced in such  proportion  as the  parties agree.
                            (2) If any part of the buildings  and parking area
 located on premises is taken, or if the efficient utilization of the buildings is impaired by such taking, Landlord will proceed, as promptly as practicable under the circumstances, to repair, rebuild or restore the buildings, or to rearrange the plant facilities, so as to make them suitable for the Tenant's uses, and the rent payable hereunder shall be reduced to such proportion as the parties agree for the period beginning with the taking and continuing until completion of the repairs and/or restorations. In the event such taking renders the buildings inoperable, rent shall abate until the Premises are restored to an operable condition unless all or substantially all of the Premises are taken and in that event the Lease shall terminate as provided in ll(a).

          12. CANCELLATION OF LEASE BY LANDLORD. It is mutually agreed that in the event the Tenant shall default in the payment of rent herein required, when due, and fails to cure said default within thirty (30) days after receipt of written notice thereof from Landlord; or if Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provision requiring the payment of rent, and fails to cure such default within sixty (60) days after the date of receipt of written notice of default from Landlord; or if Tenant is adjudicated bankruptcy; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty
 (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred; or if Tenant makes an assignment for benefit or creditors; of if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within sixty (60) days after written notice from Landlord 11 to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at her option may at any time (but only during continuance of such default or condition), terminate this Lease by written notice to Tenant, whereupon this Lease shall end. After any assignment or subletting of the entire Premises and/or equipment covered by this Lease, the occurring of any of the foregoing defaults or events shall affect this Lease only if caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Landlord, or her attorney. Upon such termination by Landlord, Tenant will at once surrender possession of the Premises to Landlord and remove all of Tenant's effects therefrom, and Landlord may forthwith reenter the Premises and possess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry, or detainer or other tort.

     13. SURRENDER OF PREMISES. The Premises shall be surrendered at the expiration of the Lease to the Landlord in the same order and condition as they were on the date same were delivered to the Tenant, normal wear and tear excepted.

     14. SURRENDER OF EOUIPMENT. The Tenant shall keep all of the personal property listed in Exhibit A in good working order and 12 condition and at the expiration of this Lease shall return and deliver all of such property to the Landlord. It is recognized by the parties that said personal property may not last as long as the term of this Lease. In the event that any of said personal property, in Tenant's opinion, wears out, becomes obsolete or can not be repaired and maintained through the expenditure of reasonable sums related to its value, then Tenant shall return said property to Landlord at that time, in its then condition, and it shall be stricken from Exhibit A and released from the terms of this Lease.

     15. WAIVER OF SUBROGATION. Landlord and Tenant mutually agree to waive any right of subrogation which they may have against the other for any losses paid to them on insurance policy or policies carried on the property to the extent permitted by the terms of said policy or policies. 16. OPTION TO PURCHASE.

                    (a) Provided Tenant is not in default in the payment of any obligation of Tenant to Landlord, or of any other covenant by it to be kept and performed and due to Landlord, and further provided that Tenant does not terminate this Lease prior to the end of the term in accordance with the provisions of Paragraph 2 of this Lease, Tenant shall have the sole and exclusive right, 13 privilege and option to purchase the Premises and the equipment and personal property described on Exhibit A, attached hereto and made a part hereof.

                    (b) In the event of the exercise of said option, the purchase price shall be the sum of $995,000.00. The purchase price shall be payable in cash or certified funds at closing. Any condemnation awards paid to Landlord shall reduce the purchase price recited herein by the amount of such payment, provided Landlord shall not have expended said monies for the repair, rebuilding, restoration or rearrangement of the improvements to the Premises as provided for herein.
                    (c) In the event Tenant desires to exercise this option to purchase, it shall give Landlord not less than ninety (90) days' written notice prior to the end of the Lease term.
                    (d) In the event of exercise of this option to purchase by Tenant as herein set out, closing of the sale-purchase shall be held on or before October 31, 2006. Upon receipt of the purchase price, Landlord will deliver to Tenant a good and sufficient deed for the real property in fee simple with full covenants of general warranty and Landlord will also deliver to Tenant bills of sale for the equipment and personal property listed in Exhibit A attached hereto, all free from any liens and encumbrances. 14


     17. SUCCESSORS AND ASSIGNS. It is hereby covenanted and agreed between the Landlord and Tenant that all covenants,

 conditions,  agreements and undertakings,  contained in this Lease shall extend
 to  and  be  binding  on  the  respective  heirs,  executors,   administrators,
 successors and assigns of the respective parties hereto.

          18. HOLDING OVER. If Tenant remains in possession of Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at rental rate in effect at the end of the Lease, and there shall be no renewal of this Lease by operation of law.

     19.  RIGHTS  CUMULATIVE.   All  rights,  powers  and  privileges  conferred
hereunder upon parties hereto shall be cumulative, but not restrictive to those given by law.

     20. NOTICES. All notices required or desired to be given hereunder shall be registered or certified United States Mail, return receipt requested, addressed as follows:

 As to Landlord
 P.O. Box 378
 West End, NC 27376
 As to Tenant
 P.O. Box 300
 Addison, Alabama 35540
 15


 Either party may from time to time by written notice designate another place to which notices shall be mailed and the attention of some other person to whom notices shall be mailed.

 21. WAIVER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. In the event any provision in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. 22. TIME OF ESSENCE. Time is of the essence of this Agreement. 23. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above written.


 LANDLORD

  VIRGINIA CARY L. McDONALD
 TENANT
 ATTEST:  STAR INDUSTRIES, INC.
 Frances Wakefield, Assistant       Jerry F Wilson, President
 Secretary
 (Corporate Seal)


 STATE OF NORTH CAROLINA
 MOORE COUNTY
 I, ______________________, a Notary Public, do hereby certify that VIRGINIA CARY L. McDONALD personally appeared before me this day and acknowledged that she signed the foregoing instrument.
 Witness my hand and notarial seal this the ____________, 1996.
 My Commission Expires:

 STATE OF ALABAMA WINSTON COUNTY
 day of

  Notary Public
 I,_________________, a Notary Public, certify that Frances Wakefield personally came. before me this day and acknowledged that she is the Assistant Secretary of STAR INDUSTRIES, INC., a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by her as Assistant Secretary.
 Witness my hand and notarial seal, this the __ day of _____ , 1996.

 Notary Public
   My commission expires: